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                                     LEASE

                            DIAMOND BAR HANNAM, INC.

1.  PARTIES.

    This Lease is made and entered into this 12 day of JANUARY, 2003 By and between DIAMOND BAR HANNAM, INC. (hereinafter referred to as "landlord") and NARA BANK 2727 W. OLYMPIC BLVD, L.A, CA90006 (hereinafter referred to as "Tenant").

2.  PREMISES.

        Landlord hereby leases to Tenant and Tenant hereby leases from landlord, on the terms and conditions hereinafter set forth that certain real property and the building and other improvements located thereon situated in the city L.A Country of LA County, State of California, commonly know as 21080 goldensprings dr Diamond Bar, CA 91789 and described as D.B. HANNAM CHAIN, INC (said real property is hereinafter called the "Premises")

3.  TERM.

        This term of this Lease shall be for 5 YEARS, commencing on
                                             --------
                                          (Monthly/Years)
    MARCH.01.2003, and ending on MARCH.01.2008, unless sooner terminated as hereinafter provided.

4.  RENT.

        Tenant shall pay Landlord as rent for the Premises the following sums per month, in advance on the first day of each month during the term of this
    Lease:

    During the first through 1 year of the term of this Lease, the sum of TWO THOUSAND FIVE HUNDRED ($ 2,500.00) dollars perm month.

    During the 2 year through the 5 year of the term of this lease, the sum of THREE THOUSAND FIVE HUNDRED ($3,500.00) dollars perm month.

    During the _____ year through the _____ year of the term of this lease, the sum of _____ ($ _____) dollars perm month.

    Tenant shall pat to landlord upon the execution of this Lease the sum of _____ ($ _____) dollars as rent for JUNE.01.2003 Rent for anyperiod during the term of this Lease which is for less than one (1) month, shall be a pro rata portion of the monthly installment. Rent shall be payable without notice or demand and without any deduction, off-set, or abatement in lawful money of the United States to the Landlord at the address stated herein for notices or to such other persons or such other places as the Landlord may designate to Tenant in writing.

5.  SECURITY DEPOSIT.

        Tenant shall deposit with Landlord upon the execution of this Lease the sum of FIVE THOUSAND ($ 5,000.00) dollars as a secuirty deposit for the tenant's faithful performance of the provisions of this Leases. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use the secuirty deposit, or any portion of it, to cure the default or compensate Landlord for all damages sustained by Landlord resulting from Tenantis default. Tenant shall immediately on damand pay to Landlord the sum equal to that portion of the security deposit expended or applied by Landlord which was provided for in this paragraph so as to maintain the security deposit in the sum initially deposited with Landlord. Landlord shall not be required to keep the secuirty deposit

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separate from its general account nor shall Landlord be required to pay Tenant any interest on the security deposit. If Tenant performs all of Tenant's obligations under this Lease, the security deposit or that portion thereof which has not previously been applied by the Landlord, shall be returned to Tenant within fourteen (14) days after the expiration of the term of this Lease, or after Tenant has vacated the Premises, whichever is later.

6.  USE

Tenant shall use the Premises only for BANK and for no other purpose without the Landlord's prior written consent. Tenant shall not do, bring or keep anything in or about the Premises that will cause a cancellation of any insurance covering the Premises or the building in which the Premises are located. If the rate of any insurance carried by the Landlord is increased as a result of Tenant's use, Tenant shall pay to Landlord within ten (10) days after written demand from Landlord, the amount of any such increase. Tenant shall comply with all laws concerning the Premises or Tenant's use of the Premises, including without limitation, the obligation at Tenant's cost to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use, or occupancy of the Premises by Tenant during the term of this Lease. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall unreasonably disturb any other tenant.

    Tenant hereby accepts the Premises in their condition existing as of the date that Tenant possesses the Premises, subject to all applicable zoning, municipal, country and states laws, ordinances, regulations governing or regulating the use of the Premises and accepts this Lease subject thereto and to all matters disclosed thereby. Tenant hereby acknowledges that neither the Landlord nor the Landlord's agent has made any representation or warranty to Tenant as to the suitability of the Premises for the conduct of Tenant's business.

7   TAXES.

    (a) Real Property Taxes.

    D.B. HANNAM CHAIN, INC shall pay all real property taxes and general assessments levied and assessed against the Premises during the term of this Lease.

    If it shall be Tenant's obligation to pay such real property taxes and assessments hereunder, Landlord shall use its best efforts to cause the Premises to be separately assessed from other real property owned by the Landlord. If Landlord is unable to obtain such a separate assessment, the assessor's evaluation based on the building and other improvements that are a part of the Premises shall be used to determine the real property taxes. If this evaluation is not available, the parties shall equitably allocate the property taxes between the building and other improvements that are a part of the Premises and all buildings and other improvements included in the tax bill. In making the allocation, the parties shall reasonably evaluate the factors to determine the amount of the real property taxes so that the allocation of the building and other improvements that are a part of the Premises bears to the total number of square feet in all buildings and other improvements included in the tax bill.

    Real property taxes attributable to land in the Premises shall be determined by the ratio that the total number of square feet in the Premises bears to the total number of square feet of land included in the tax bill.

    (b) Personal Property Taxes.

    Tenant shall pay prior to the delinquency all taxes assessed against and levied upon the trade fixtures, furnishings, equipment and other personal property of Tenant contained in the Premises. Tenant shall-endeavor to cause such trade fixtures, furnishings and equipment and all other personal property to be assessed and billed separately from the property of the Landlord. If any of Tenant's said personal property shall be assessed with Landlord's property. Tenants shall pay to Landlord to taxes attributable to Tenant within ten (10) days after the receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

8.  UTILITIES.

    Tenant shall make all arrangements and pay for all water, gas, heat, light, telephone and other utility services supplied to the Premises together with any taxes thereon and for all connection charges. If any such services are not separately metered to Tenant, the Tenant shall pay a reasonable proportion, to be determined by Landlord, off all charges jointly metered with other premises.

9.  MAINTENANCE AND REPAIRS.

    (a) Landlord's Obligations.

    Except as provided in Article 12, and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord at its sole cost and expense shall keep in good condition and repair the foundations, exterior walls, and exterior roof of the Premises. Landlord shall also maintain the unexposed electrical, plumbing and sewage systems including, without limitation, those portions of the systems lying outside the Premises; window frames, gutters and down spouts on the building, all sidewalks, landscaping and other improvements that are a part of the Premises or of which the Premises are a part. The Landlord shall also maintain the heating, ventilating and air-conditioning systems

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servicing the Premises. Landlord s. [ ] surface and restripe the parking area on or adjacent to the Premises when necessary. Landlord shall have thirty (30) days after notice from Tenant to commence to perform its obligations under this
Article 9, except that Landlord shall perform its obligations immediately if the nature of the problem presents a hazard or emergency situation. If the Landlord does not perform its obligations within the time limit set forth in this paragraph, Tenant can perform said obligations and shall have the right to be reimbursed for the amount that Tenant actually expends in the performance of Landlord's obligation. If Landlord does not reimburse Tenant within thirty (30) days after demand from Tenant, Tenant's sold remedy shall be to Institute suit against the Landlord, and Tenant shall not have the right to withhold form future rent the sums Tenant has expended.

    (b) Tenant's Obligations.

    Subject to the provisions of Sub-paragraph (a) above and Article 12, Tenant at Tenant's sole and expense shall keep in good order, condition and repair the Premises and every part thereof including, without limitation, all Tenant's personal property, [ ], sign, stores fronts, plate glass, show windows, doors, interior walls, interior ceiling, and lighting facilities.

    If Tenant falls to perform Tenant's obligation as stated herein, Landlord may at its option (but shall not be required to), enter the Premises, after ten
(10) days prior written notice to Tenant, put the same in good order, condition and repair, and the costs thereof together with interest thereon at the rate of (10%) percent per annum shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

10. ALTERATIONS AND ADDITIONS.

    (a) Tenant shall not, without the Landlord's prior written consent, make any alterations, improvements or additions in or about the Premises except for non-structural work which does not exceed $1,000.00 in cost. As a condition to giving any such consent, the Landlord may require the Tenant to remove any such alterations, improvement, or additions at the expiration of the term, and to restore the Premises to their prior condition by giving Tenant thirty (30) days written notice prior to the expiration of the term that Landlord requires Tenant to remove any such alterations, improvements, or additions that Tenant has made to the Premises. If Landlord so elects, Tenant at its sole cost shall restore the Premises to the condition designated by Landlord in its election before the last day of the term of the Lease.

    Before commencing any work relating to the alterations, additions, or improvements affecting the Premises, Tenant shall notify Landlord in writing of the expected date of the commencement of such work so that Landlord can post and record the appropriate notice of non-responsibility to protect Landlord from any mechanic's liens, materialman liens, or any other liens. In any event, Tenant shall pay, when due, all claims for labor and materials furnished to or for Tenant at or for use in the Premises. Tenant shall not permit any mechanic's liens or materialman's lines to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant. Tenant shall have the right to assess the validity of any such lien if, immediately on demand by Landlord, Tenant procures and records a lien release bond meeting the requirements of California Civil Code Section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim (together with the costs of suit, if it is recovered in the action).

    Unless the Landlord requires their removal as set forth above, all alterations, improvements or additions which are made on the Premises by the Tenant shall become the property of the Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this paragraph, Tenant's trade fixtures, furniture, equipment and other machinery, other than that which is affixed to the Premises so that it cannot be removed without material or structural damage to the Premises, shall remain the property of the Tenant and removed by Tenant at the expiration of the term of this Lease.

11. INSURANCE; INDEMNITY.

    (a) Fire Insurance.

    1,000,000.00 at its cost shall maintain during the term of this Lease on the Premises a policy or policies of standard fire and extended coverage insurance to the extent of at least ninety (90%) percent of full replacement value thereof. Said insurance policies shall be issued in the names of Landlord and Tenant, as their interest may appear.

    Tenant at its cost shall maintain during the term of this Lease on all its personal property, Tenant's improvement, and alterations in or about the Premises, a policy if standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations.

    (b) Liability Insurance.

    Tenant at its sole cost and expense shall maintain during the term of this Lease public liability and property damage insurance with a single combined liability limit of five hundred thousand ($500,000.00) dollars, and property damages limits of not less that one hundred thousand ($100,000.00) dollars, insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Premises. Both public liability insurance and property damages insurance shall insure performance by Tenant of the indemnity provisions in Sub-paragraph (d) below, but the limits of such insurance shall not, however, limit the liability of Tenant hereunder. Both Landlord and Tenant shall be named as additional insureds, and the policies shall contain cross-liability endorsements. If Tenant shall fall to procure and maintain such insurance the Landlord may, but shall not be required to, procure and maintain same at the expense of Tenant and the cost thereof, together with interest thereon at the rate of ten (10) percent per annum, shall become due and payable as additional rental to Landlord together with Tenant's next rental installment.

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    (c) Waiver of Subrogation.

    Tenant and Landlord each waives any and all rights of recovery against the other, or against the officers, employees, agents, and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Each party shall cause each insurance policy obtained by it hereunder to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any such policy.

    (d) Hold Harmless.

    Tenant shall indemnity and hold Landlord harmless from and against any and all claims arising from Tenant's use or occupancy of the Premises or from the conduct of its business or from any activity, work, or thing which may be permitted or suffered by Tenant in or about the Premises including all damage, cost, attorney's fees, expense and liabilities incurred in the defense of any claim or action or proceeding arising therefrom. Except for Landlord's willful or grossly negligent conduct, Tenant hereby assumes all risk of damage to property or injury to person in or about the Premises from any causr, and Tenant hereby waives all claims in respect thereof against Landlord.

    (e) Exemption of Landlord from Liability.

    Except for Landlord's willful or grossly negligent conduct, Tenant hereby agrees that Landlord shall not be liable for any injury to Tenant's business or loss of income therefrom or for damage to the goods, wares, merchandise, or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Premises; nor shall Landlord be liable for injury to the person of Tenant Tenant's employees, agents, contractors or invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning, or lighting fixtures, or from any other causes, whether such damage results from conditions arising upon the Premises or upon other portions of the building in which the Premises are a part, or from any other sources or places. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

12. DAMAGE OR DESTRUCTION.

    (a) Damage - Insured.

If, during the term of this Lease, the Premises and/or the building and other improvement in which the Premises are located are totally or partially destroyed rendering the Premises totally or partially inaccessible or unusable, and such damage or destruction was caused by a casualty covered under an insurance policy required to be maintained hereunder, Landlord shall restore the Premises and/or the building and other improvements in which the Premises are located into substantially the same condition as they were in immediately before such damage or destruction, provided that the restoration can be made under the existing laws and can be completed within one hundred twenty (120) working days after the date of such destruction or damage. Such destruction or damage shall not terminate this Lease.

    If the restoration cannot be made in said 120 day period, then within fifteen (15) days after the parties hereto determine that the restoration cannot be made in the time stated in this paragraph, Tenant may terminate this Lease immediately by giving notice to Landlord and the Lease will be deemed cancelled as of the date of such damage or destruction. If Tenant fails to terminate this Lease and the restoration is permitted under the existing laws, Landlord, at its option, may terminate this Lease or restore the Premises and/or any other improvement in which the Premises are located within a reasonable time and this Lease shall continue in full force and effect. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

    Notwithstanding the above, if the Tenant is the insuring party if the insurance proceeds received by Landlord are not sufficient to effect such repair, Landlord shall give notice to Tenant of the amount required in addition to the insurance proceeds to effect such repair. Tenant may, at Tenant's option, contribute the required amount, but upon failure to do so within thirty (30) days following such notice, Landlord's sole remedy shall be, at Landlord's option and with no liability to Tenant, to cancel and terminate this Lease. If Tenant shall contribute such amount to Landlord within said thirty (30) day period, Landlord shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Tenant shall in no event have any right to reimbursement for any amount so contributed.

    (b) Damage - Uninsured.

    In the event that the Premises are damaged or destroyed by a casualty which is not covered by the fire and extended coverage insurance which is required to be carried by the party designated in Article 11 (a) above, then landlord shall restore the same; provided that if the damage or destruction is to an extent greater than ten (10%) percent of the then replacement cost of the improvements on the Premises (exclusive of Tenant's trade fixtures and equipment and exclusive to foundations and footings), then Landlord may elect not to restore and to terminate this Lease. Landlord must give to Tenant written notice of its intention not to restore within thirty (30) days from the date of such damage or destruction and, if not given Landlord shall be deemed to have elected to restore and in such event shall repair any damage as soon as reasonably possible. In the event that Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right, within ten (10) days after receipt of such notice, to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event the Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If the Tenant does not give such notice within such 10 day period, this Lease shall be cancelled and be deemed terminated as of the date of the occurrence of such damage or destruction.

    (c) Damage Near the End of the Term.

    If the Premises are totally or partially destroyed or damaged during the last twelve (12) months of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of the cause of such damage by giving written notice to Tenant of Landlord's election to do so within 30 days after the date of the occurrence of such damage;

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provided, however, that, if the damage restruction occurs within the last
12 months the term and If within fifteen (15) days after the date of such damage or destruction Tenant exercise any option to extend the term provided herein, Landlord shall restore the Premises if obligated to do so as provided in subparagraph (a) or (b) above.

    (d) Abatement of Rent.

    If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repairs or restore them pursuant to the provisions of this Article 12, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is impaired. Except for the abatement of rent, if any, Tenant shall have no claim against Landlord for any damages suffered by reason of any such damage, destruction, repair or restoration.

    (e) Trade Fixtures and Equipment.

    If Landlord is required or elects to restore the Premises as provided in this Article, Landlord shall not be required to restore Tenant's improvement, trade fixtures, equipment or alterations made by Tenant, such excluded items being the sole responsibility of the Tenant to restore hereunder.

    (f) Total Destruction-Multitenant Building.

    If the Premises are a part of a multitenant building and there is destruction to the Premises and/or the building of which the Premises are a part that exceeds Fifty (50%) percent of the then replacement value of the Premises and/or the building in which the Premises are a part from any cause whether or not covered by the insurance described in Article 11 above, Landlord may, at its option, elect to terminate this Lease (whether or not the Premises are destroyed) so long as Landlord terminates the leases of all other tenants in the building of which the Premises are a part, effective as of the date of such damage or destruction.

13. CONDEMNATION.

    If the Premises or any portion thereof are taken by the power of eminent domain, or sold by Landlord under the threat of exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty (20%) percent of the floor area of any buildings on the Premises, or more than twenty (20%) percent of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified. Tenant of such taking or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession.

    If this Lease is not terminated by either Landlord or Tenant as provided hereinabove, then it shall remain in full force and effect as to the portion of the Premises remaining, provided that the rental shall be reduced in proportion to the floor area of the buildings taken within the Premises as it bears to the totals floor area of all buildings located on the Premises. In the event this Lease is not so terminated, then Landlord agrees at Landlord's sole cost and expense, to as soon as reasonably possible restore the Premises to a complete unit of like quality and character as existed prior to the condemnation.

    All awards for the taking or any part of the Premises or any payment made under the threat of the exercise of the power of eminent domain shall be the property of the Landlord, whether made as compensation for the diminution of the value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Tenant shall be entitled to any award for loss or damage to Tenant's trade fixtures and removable personal property.

    Each party hereby waives the provisions of Code of Civil Procedure 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

    Rent shall be abated or reduced during the period from the date of taking until the completion of restoration by Landlord, but all other obligations of Tenant under this Lease shall remain in full force and effect. The abatement or reduction of the rent shall be based on the extent to which the restoration interferes with Tenant's use of the Premises.

14. ASSIGNMENT AND SUBLETTING.

15. DEFAULT.

    (a) Events of Default.

        The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

    (1) Failure to pay rent when due, if the failure continues for five (5) days after written notice has been given to Tenant.

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    (2) Abandonment and vacation Premises (failure to occupy the Premises
[ ] forteen (14) consecutive days shall be deemed an abandonment and vacation).

    (3) Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) day after written notice thereof has been given to Tenant by Landlord. If the default cannot reasonably be cured within said thirty (30) days period, Tenant shall not be in default under this Lease if Tenant commences to cure the default within the thirty (30) days period and diligently prosecutes the same to completion.

    (4) The making by Tenant of any general assignment, or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless the same is dismissed within sixty
(60) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where possession is not restored to Tenant within thirty
(30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in the Lease, where such seizure is not discharged within thirty (30) days.

    Notice given under this paragraph shall specify the alleged default and the applicable lease provisions, and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears as the case may be, within the applicable period of time. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

    (b) Landlord's Remedies.

    The Landlord shall have the following remedies if Tenant commits a default under this Lease. These remedies are not exclusive but are cumulative and in addition to any remedies now or hereafter allowed by law.

    Landlord can continue this Lease in full force and effect, and the Lease will continue in effect so long as Landlord does not terminate Tenant's right to possession, and the Landlord shall have the right to collect rent when due. During the period that Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account.
Tenant shall be liable immediately to the Landlord for all costs the Landlord incurs in reletting the Premises, including without limitation, brokers' commissions, expenses of remodeling the Premises required by reletting, and like costs. Reletting can be for period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due less the rent Landlord receives from any reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for so long as Landlord has not terminated Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assume or sublet its interest in the Lease, but Tenant shall not be released from liability. Landlord's consent to the proposed assignment or subletting shall not be unreasonable withheld.

    If Landlord elects to relet the Premises as provided in this paragraph, any rent that Landlord receives from such reletting shall apply first to the payment of any indebtedness from Tenant to Landlord other than the rent due from Tenant to Landlord; secondly, to all costs, including maintenance, incurred by Landlord in such reletting and third, to any rent due and unpaid under this Lease. After deducting the payment referred to in this paragraph, any sum remaining from the rent Landlord receives from such reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date. Tenant shall pay to Landlord, in addition to the remaining rent due, all costs, including maintenance, that Landlord shall have incurred in reletting that remain after applying the rent received from reletting as provided in this paragraph.

    Landlord can, at its option, terminate Tenant's right to possession of the Premises at any time. No act by Landlord other giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest in this Lease shall not constitute a termination of Tenant's right to possession. In the event of such termination, Landlord has the right to recover from Tenant:

    (1) The worth, at the time of the award, of the unpaid rent that had been earned at the time of the termination of this Lease.

    (2) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of the termination of this Lease until the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

    (3) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

    (4) Any other amount, including court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

    "The worth at the time of the award," as used in (1) and (2) of this paragraph is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth at the time of the award," as referred to in (3) of this paragraph is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one (1%) percent.

    If Tenant is in default under the terms of this Lease, Landlord shall have the additional right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

    Landlord at any time after Tenant commits a default, can cure the default at Tenant's cost and expense. If Landlord at any time, by reason of Tenant's default, pays any sum of does any act that requires the payment of any sums, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall pear interest at the maximum rate an individual is permitted by law to charge from the date the sums is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest thereon, shall be considered additional rent.

16. SIGNS.

    Tenant shall not have the right to place, construct or maintain any sign, advertisement, awning, banner, or other exterior decorations on the building or other improvement that are a part of the Premises without Landlord's prior, written consent shall not be unreasonably withheld.

17. EARLY POSSESSION.

    In the event that the Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term of this Lease, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date of this Lease.

18. SUBORDINATION.

    This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part of any and all advance made on the security thereof and to all renewal, modifications, and extensions thereof. Notwithstanding any such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenants shall pay the rent and observe and perform all the other provisions to this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor shall elect to have this Lease prior to the lien of its mortgage or deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease, or the date of recording thereof. Tenant agrees to execute any documents Requiring to effect such subordination or to make this Lease prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be, and falling to do so within ten (10) days after written demand from Landlord does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead to do so.

19. SRRENDER.

    On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in good condition, broom clean ordinary wear and tear accepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, furnishings and equipment which repair shall include the patching and filling of holes and repair of structural damage. Tenant shall move all of its personal property and fixtures on the Premises prior to the expiration of the term of this Lease and if required by Landlord pursuant to Article 10 (a) above, any alterations, improvements or additions made by Tenant to the Premises. If Tenant falls to surrender the Premises to Landlord on the expiration of the Lease as required by this paragraph, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to vacate the Premises, including, without limitation, claims made by any succeeding tenant resulting from Tenant's failure to surrender the Premises.

20. HOLDING OVER.

    If the Tenant, with the Landlord's consent, remains in possession of the Premises after the expiration or termination of the term of this Lease such possession by Tenant shall be deemed to be a tenancy from month-to-month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, upon all the provisions of this Lease applicable to month-to-month tenancy.

21. BINDING ON SUCCESSORS AND ASSIGNS.

    The terms, conditions and covenants of this Lease shall be binding upon and shall inure to the benefit of each of the parties hereto. Their heirs, personal representatives, successors and assigns.

22. NOTICES.

    Whenever under this Lease a provision is made for any demand, notice or declaration of any kind, it shall be in writing and served either personally or sent by registered or certified United States mail, postage prepaid, addressed at the addresses set forth below:

TO LANDLORD AT:_______________________      TENANT AT:_________________________
______________________________________      ___________________________________
______________________________________      ___________________________________

    Such notice shall be deemed to be received within forty-eight (48) hours from the time of mailing, if mailed as provided for in this paragraph.

23. LANDLORD'S RIGHT TO INSPECTION.

    Landlord and Landlord's agent shall have the right to enter the Premises at reasonable times for the purpose of inspecting same, showing the same to prospective purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which the Premises are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at any time during the last one hundred twenty (120) days of the term of this Lease place on or about the Premises any ordinary "For Sale or Lease" signs, all without rebate of rent or liability to Tenant.

24. CHOICE OF LAW.

    This Lease shall be governed by the laws of the state where the Premises are located.

25. ATTORNEY'S FEES.

    If either Landlord or Tenant becomes a party to any litigation or arbitration concerning this Lease, the Premises, or the building or other improvements in which the Premises are located, by reason of any act or omission of the other party or its authorized representatives, and not by reason of any act or omission of the party that becomes a party to litigation or any act or omission of its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for reasonable attorney's fees and court costs incurred by it in the litigation.

    If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorney's fees and costs of suit.

26. LANDLORD'S LIABILTY.

    The term "Landlord" as used in this Lease shall mean only the owner at the time in question of the fee title or a Lessee's interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers to the then successor) shall be relieved from and after the date of such transfer of all liability in respect to Landlord's obligations thereafter to be performed. The obligations contained in this Lease to be performed by Landlord shall be binding upon the Landlord's successors and assigns, only during their respective periods of ownership.

27. WAIVERS.

    No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted; regardless of Landlord's knowledge of such preceding breach at the time of its acceptance of such rent.

28. INCORPORATION OF PRIOR AGREEMENTS.

    This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified only in writing, and signed by the pardes in interest at the time of such modifications.

29. TIME.

    Time is of the essence of this Lease.

30. SEVERABILTY.

    The unenforceability, invalidity, or illegality of any provision of this Lease shall not render the other provisions hereof unenforceable, invalid or illegal.

31. ESTOPPEL CERTIFICATES.

    Each party, within ten (10) days after notice from the other party, shall execute and deliver to the other party a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified. The certificate shall also state the amount of minimum monthly rent, the dates to which rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party's knowledge, any uncured defaults on the part of the other party or specifying such defaults, if any, which are claimed. Failure to deliver such a certificate within the ten (10) day period shall be conclusive upon the party falling to deliver the certificate to the benefit of the party requesting the certificate that this Lease is in full force and effect, that there are no uncured defaults hereunder, and has not been modified except as may be represented by the party requesting the certificate.

32. COVENANT AND CONDITIONS.

        Each provision of this Lease perfomable by Tenant shall be deemed both a covenant and a condition.

33. SINGUAR AND PLURAL.

        When required by the context of this Lease, the singular shall indicate the plural.

34. JOINT AND SEVERAL OBLIGATIONS.

        "Party" shall mean Landlord and Tenant, and if more than one person or entity is the Landlord or Tenant, the obligations imposed on that party shall be joint and seveal.

35. OPTION TO EXTEND.

        Provided that Tenant shall not then be in default hereunder, Tenant shall have the option to extend the term of this Lease for TWO additional 3 YEARS OPTION year periods upon the same terms and conditions herein contained, except for fixed minimum monthly rental, upon delivery by Tenant to Landlord of written notice of its election to exercise such option(s) at lease ninety
  (90) days prior to the expiration of the original (or extended) term hereof. The parties hereto shall have thirty (30) days after the Landlord receivers the option notion in which to agree on the minimum monthly rental during the extended term(s). If the parties agree on the minimum monthly rent for the extended term(s) during the period, they shall immediately execute an amendment to this Lease stating the minimum monthly rent. In the event that there is more than one option to term of this Lease. If the parties hereto are unable to agree on the minimum monthly rend for the extended term(s) within said thirty (3) day period, the potion notice shall be of no effect and this Lease shall expire at the end of the term. Neither party to this Lease shall have the right to have a court or other third party set the minimum monthly rent.

36. ADDENDUM.

        Any addendum attacted hereto and either signed or intialled by the parties shall be deemed a part hereof and shall supersede any conflicting terms or provisions contained in this Lease.

            SEE ATTACHED ADDENDUM TO SUBLEASE DATED JANUARY 12,2003

    The parties hereto have executed this Lease on the date first above written.

LANDLORD: DIAMOND BAR HANNAM, INC.            TENANT:

By:/s/ [ILLEGIBLE]                            By:/s/ [ILLEGIBLE]
   -------------------------------               -------------------------------
By:_______________________________            By:_______________________________

                               ADDENDUM TO LEASE

        This ADDENDUM TO SUBLEASE (this "Addendum") is an addendum to and part of that certain Lease dated January 12, 2003 (the "Lease") by and between by and between Diamond Bar Hannam, Inc. ("Landlord") and Nara Bank, national association ("Tenant").

    1. Unless otherwise defined herein, all capitalized terms in this Addendum shall have the meanings ascribed to them in the Lease.

    2. The address for Nara Bank in Section 1 of the Lease is hereby amended and restated in its entirety to be "3701 Wilshire Blvd., Suite 220, Los Angeles, CA 90010."

    3. The description of the premises subject to the Lease in Section 2, beginning with "D.B. Hannuam Chain, Inc." is hereby amended and restated in its entirety to be "as described in Exhibit A attached hereto and incorporated herein by this reference."

    4. Section 3 of the Lease is hereby amended to add, at the end of such section "or extended by Tenant, at its sole option, in accordance with the provisions hereof."

    5. Section 6 of the Lease is hereby amended to add, in the space following "Bank," the following: "financial services, insurance services and/or general office use."

    6. The second line of Section 10(a) of the Lease is hereby amended to delete "$1,000.00" and insert "$20,000.00" in place thereof.

    7. The third line of the third paragraph of Section 10(a) of the Lease is hereby amended to insert the following words after "equipment:" "safe and/or vault."

    8. Section 11(d) of the Lease is hereby amended to insert the word "reasonable" before the word "damage" in the third line of the text of such section and to delete the words "or about" in the fifth line of the text of such section.

    9. Section 12(a) of the Lease is hereby amended as follows: (i) to delete from the fourth line of the second paragraph the following words: "at its option, may terminate this Lease or" and to insert in the place thereof the word "shall;" and (ii) to delete in its entirety the third paragraph of
Section 12(a).

    10. Section 12(b) of the Lease is hereby amended to replace the words "ten (10%) percent" in the third line of such section with the words "thirty percent (30%)."

    11. Section 12(c) of the Lease is hereby amended to delete "partially" from the first line of such section and insert in the place thereof the word "substantially."

    12. Section 12(d) of the Lease is hereby amended to add at the end of such section the following: "except if resulting from or caused by the gross negligence or willful misconduct of Landlord."

    13. Section 12(e) of the Lease is hereby amended to add after the word "tenant" in the second line of such section the following: "(except if resulting from or caused by the gross negligence or willful misconduct of Landlord)."

    14. Section 13 of the Lease is hereby amended to delete in its entirety the fourth paragraph of such section.

    15. Section 14 of the Lease is hereby deleted in its entirety.

    16. Subsection (3) of Section 15(a) of the Lease is hereby amended to insert the word "material" before the word "provision" in the Lease.

    17. Section 15(b) of the Lease is hereby amended to delete the sentence beginning on the fourth line of such section with the words "During the period" and the sentence beginning on the sixth line of such section with the words "Tenant shall be liable" and replace them with the following: At any time that Tenant has abandoned or vacated the Premises, and only during such times, Landlord can enter the Premises for the purpose of reletting them to third parties for Tenant's account.

    18. Section 16 of the Lease is hereby amended and restated in its entirety as follows:

    Tenant may construct at its cost one "monument" sign outside of the Premises and reasonable signs within the building containing the Premises. In addition, Landlord, at its cost, shall cause to be included in the building's existing exterior signage and additional sign for Tenant as designed by Tenant.

    19. Section 23 of the Lease is hereby amended to delete the phrase in the first sentence thereof beginning on the second line of such section with the words "and making such" and ending at the end of such sentence.

    20. Section 24 of the Lease is hereby amended and restated in its entirety as follows:

    This Lease shall be governed by the laws of the State of California. If there is a lawsuit, Landlord and Tenant agrees to submit to the jurisdiction of the courts of Los Angeles County, State of California. Landlord and Tenant hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Landlord or Tenant against the other.

    21. Section 27 of the Lease is hereby amended to cause it to be entirely bilateral, so that every reference to "Landlord" or "Landlord's" shall also mean "Tenant" or "Tenants" and vice-versa, as applicable.

    22. Section 35 of the Lease is hereby amended to delete from the second line thereof the words "3 years option" and to delete in their place the words
"five year option."

    23. LANDLORD AND TENANT HEREBY AGREE THAT TENANT IS A BANK AND THAT NOTWITHSTANDING ANY OF THE OTHER PROVISIONS OF THE LEASE: (i) TENANT CANNOT CEASE TO OPERATE ITS BUSINESS ON THE PREMISES FOR MORE THAN 3 CONSECUTIVE DAYS AND LANDLORD SHALL TAKE ALL STEPS NECESSARY TO ASSURE THAT TENANT IS ABLE TO BE OPEN FOR BUSINESS IN COMPLIANCE WITH SUCH REQUIREMENT; (ii) THE TERM HEREOF

SHALL NOT COMMENCE UNTIL TENANT HAS RECEIVED ALL NECESSARY APPROVALS FROM APPLICABLE FEDERAL OR STATE BANKING AUTHORITIES TO OPERATE A BANK BRANCH WITHIN THE PREMISES AND TENANT SHALL HAVE THREE FREE MONTHS' RENT FOR TENANT IMPROVEMENTS FROM THE COMMENCEMENT OF THE TERM HEREOF REGARDLESS OF WHEN SUCH COMMENCEMENT OCCURS; (iii) ANY ATTEMPTED TERMINATION OF THE LEASE BY LANDLORD SHALL NOT BE EFFECTIVE UNTIL SUCH TIME AS ALL FEDERAL AND STATE REGULATORY REQUIREMENTS FOR THE CLOSURE OF THE BRANCH TO BE OPERATED WITHIN THE PREMISES HAVE BEEN SATISFIED; (iv) THE TERMS AND CONDITIONS OF THE LEASE SHALL BE SUBJECT TO THE PROVISIONS OF THE MASTER LEASE BETWEEN LANDLORD AND LAKEVIEW VILLAGE; AND
(v) LANDLORD SHALL PROMPTLY REPAIR, TO PRIOR EXISTING CONDITION, ANY DAMAGE CAUSED TO THE PREMISES WHICH IS NOT CAUSED BY TENANT SUCH AS DAMAGE RESULTING FROM FIRE, AND TENANT SHALL NOT HAVE TO PAY RENT FOR UP TO THREE (3) MONTHS WHILE SUCH DAMAGES ARE BEING REPAIRED.

Landlord:

Diamond Bar Hannam, Inc.

By: /s/Yonh Kap Sohn
   ---------------------
Its: Yonh Kap Sohn/GM.

Tenant:

Nara Bank, National Association.

By: /s/Myuup Hee Hyun, SVP
    -----------------------
Its: Myuup Hee Hyun, SVP